Exhibit 99.16:  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 15 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Chairman and Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 20 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka

Robert L. Grubka, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 20 day of March 2022, by Robert L. Grubka.

/s/ Melissa O’Donnell Notary Public	MELISSA ODONNELL NOTARY PUBLIC - MINNESOTA MY COMMISSION EXPIRES 01/31/2025
Notary Public, State of Minnesota Commission Expires Jan. 31, 2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 21 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Heather H. Lavallee

Heather H. Lavallee, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Kyle Puffer                                         Second Witness Signs:  /s/Michele Eleveld

Printed name of witness:  Kyle Puffer                                    Printed name of witness:  Michele Eleveld

State of Connecticut)

County of Hartford  )  ss:  at Windsor on 3/21/22

Personally Appeared Heather H. Lavallee, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/Christine Donohue Notary Public	C. DONOHUE Notary Public, State of Connecticut Commission Expires 12/31/22

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 15 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz

Michael R. Katz, Director, Senior Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 16 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

/s/ Charles P. Nelson

Charles P. Nelson, Director and President

Notary

State of Washington

County of Skagit

I certify that I know or have satisfactory evidence that Charles P. Nelson is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

Dated:  March 16, 2022

(Seal or stamp)                                                                            Signature /s/ Robert S. Dillard

Notary Public State of Washington Robert S Dillard Commission No. 185589 Commission Expires 07-01-24

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 15 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill

Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Kristen L. O’Neill                                                                    Signature of Witness #1
Kristen O’Neill                                                                            Printed or typed name of Witness #1
16 Essex St                                                                                  Address of Witness #1
Norfolk, MA 02056

/s/ James C. Lehan                                                                        Signature of Witness #2
James C. Lehan                                                                            Printed or typed name of Witness #2
15 Fredrickson Rd                                                                       Address of Witness #2
Norfolk, MA 02056

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 25 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mona Zielke

Mona Zielke, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 25 day of March 2022, by Mona Zielke.

Lori L. Yalch Notary Public-Minnesota My Commission Expires Jan 31, 2025	/s/ Lori L. Yalch Notary Public, State of Minnesota Commission Expires 1/31/25
Notary Public

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	002-75815	033-69892	033-73058
333-100207	333-100208	333-100209	333-120636

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-08224	811-09002

I hereby ratify and confirm on this 15 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

/s/ C. Landon Cobb, Jr.,

C. Landon Cobb, Jr., Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/Kerry Strother                                                                          Signature of Witness #1
Kerry Strother                                                                              Printed or typed name of Witness #1
4635 Knollwood Dr NW                                                             Address of Witness #1
Acworth, GA 30101

/s/Madeline Chalker                                                                    Signature of Witness #2
Madeline Chalker                                                                        Printed or typed name of Witness #2
1205 Johnson Ferry Road                                                            Address of Witness #2
Marietta, GA 30068